Note 7 - Premises and Equipment (Detail) - Year End Premises and Equipment (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Land	$ 6,186	$ 6,186
Buildings	32,891	33,082
Furniture, fixtures and equipment	17,431	17,951
Total	56,508	57,219
Less:
Accumulated depreciation	(32,152)	(32,132)
Total	$ 24,356	$ 25,087